EGA EMERGING GLOBAL SHARES TRUST

Supplement dated December 4, 2014 to the Statement of Additional Information dated March 28, 2014 for the following series of EGA Emerging Global Shares Trust (the “Trust”):

FUND                                                                                                                TICKER
EGShares Blue Chip ETF                                                                             BCHP

The following information replaces in its entirety the paragraph appearing under the heading “Portfolio Manager”:

Compensation of the Portfolio Manager and Other Accounts Managed.

For his services as President of EGA and lead portfolio manager of the Fund, Robert C. Holderith receives an annual salary from EGA and an annual bonus from time to time based on the overall annual profitability of EGA.  As of the date of this Supplement, Mr. Holderith managed 12 other EGA funds that, like the Fund, are series of the Trust, and have investment strategies of replicating an Underlying Index.  As of the date of this Supplement, Mr. Holderith also managed the Interval Fund.  The 12 other EGA funds managed by Mr. Holderith had, as of September 30, 2014, approximately $1.75 billion in total assets under management.  None of the EGA funds are subject to a performance fee.  Mr. Holderith does not manage any other accounts.

Description of Material Conflicts of Interest.

Although the Fund and other series in the Trust that are managed by Mr. Holderith may have different investment strategies, each has a portfolio objective of replicating its Underlying Index. In addition, although not an index fund, the Interval Fund is expected to closely track its benchmark index.  EGA does not believe that management of the other series of the Trust and the Interval Fund presents a material conflict of interest for Mr. Holderith.

Portfolio Manager’s Ownership of Shares of the Fund.

The following chart sets forth the dollar range of Fund shares owned by the portfolio manager as of the date of this Supplement.

Name	Dollar Range of Shares Owned Of EGShares Blue Chip ETF
Robert C. Holderith	$10,001 - 50,000